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                                                                                                            Exhibit (B) 5(b)

                                                                                             Annuities Service Center
                                                                                             Financial Professionals:
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
VARIABLE ANNUITY APPLICATION FORM                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company of New Jersey                           Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

SECTION 1  OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*
[_] Other*   |_____________________________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|_________________________________________________________________________| |_________-________-_________| |___________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |_________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |________-________-_________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |____________________________________|     Relationship to Owner |_____________________________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

                                                                                                                       (Continued)

PRVA-APP(7/12)NY                                                                                    ORD 203732 NY | page 1 of 7
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SECTION 1  OWNERSHIP INFORMATION (CONTINUED)

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |_________-________-________| |____________________|
  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |____________________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

SECTION 2 BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the
     Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
________________________________________________________________________________________________________________________________
Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_______________-______-__________________|
Street Address                                        City                              State                ZIP

|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent    Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship                                                                          Percentage                     %
            |______________________________________________|                                    |__________________|
________________________________________________________________________________________________________________________________
Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_____________-__________-_______________|
  Street Address                                        City                                     State           ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent    Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship                                                                          Percentage                    %
            |______________________________________________|                                    |__________________|
________________________________________________________________________________________________________________________________
Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_______________-______-__________________|
  Street Address                                        City                                      State            ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent    Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship                                                                          Percentage                    %
            |_____________________________________________|                                     |__________________|

SECTION 3  ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?   [_] YES [_] NO

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

[_] YES [_] NO   If yes, complete the following and submit the required Regulation 60 paperwork.

  Company Name                                   Policy or Annuity Number                   Year Issued
|____________________________________________| |________________________________________| |____________________________________|

Use Section 7 of this Application to specify additional coverage.                                                     (Continued)

PRVA-APP(7/12)NY                                                                                       ORD 203732 NY | page 2 of 7
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SECTION 3  ANNUITY INFORMATION (CONTINUED)

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*(Plan Year) [___]   [_] 457(b)*(gov't. entity)

[_] 401*(Plan Year) |__________|   [_] IRA   [_] Roth IRA   [_] 403(b)*   [_] 457(b)*(501(c) tax-exempt)

[_] Other |_____________________________________________|

*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|___________________________________________________________| |________________________________________________________________|
  Employer Plan Name                                            Employer Plan Contact Name
|___________________________________________________________| |________________________________________________________________|
  Street Address                                        City                              State                ZIP
|___________________________________________________| |_______________________________| |_________________| |__________________|

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. Purchase Payment amounts may be restricted by
Pruco Life Insurance Company of New Jersey; please see your prospectus for details.
________________________________________________________________________________________________________________________________

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_]403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)

[_] Other |________________________________________________|
________________________________________________________________________________________________________________________________

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

[_] Highest Daily Lifetime(R) Income 2.0
[_] Spousal Highest Daily Lifetime(R) Income 2.0

SECTION 4  NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

PRVA-APP(7/12)NY                                                                                  ORD 203732 NY | page 3 of 7
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SECTION 5  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL  BENEFIT IN SECTION 3D, you must choose from ONE of the following three options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2); OR

     3.   CUSTOM PORTFOLIOS PROGRAM: You must allocate at least 30% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The Custom
          Portfolios Program will automatically be rebalanced quarterly to the allocations selected.

IF YOU ARE NOT ELECTING AN OPTIONAL  BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR allocate among any of the portfolios listed in BOXES 2, 3, or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - Available for options 1 or 2 above or if you are NOT electing an optional benefit.

[_] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) __________ Rebalancing Frequency: [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                            [_] COMBINATION 2                            [_] COMBINATION 3
25% AST Capital Growth Asset Allocation      25% AST FI Pyramis(R) Asset Allocation       30% AST Wellington Management Hedged
25% AST Franklin Templeton Founding Funds    25% AST J.P. Morgan Global Thematic              Equity
    Allocation                               25% AST First Trust Capital Appreciation     20% AST BlackRock Global Strategies
20% AST New Discovery Asset Allocation           Target                                   20% AST Academic Strategies Asset
30% AST First Trust Capital Appreciation     25% AST Advanced Strategies                      Allocation
    Target                                                                                30% AST Advanced Strategies


[_] COMBINATION 4                            [_] COMBINATION 5                            [_] COMBINATION 6
40% AST T. Rowe Price Asset Allocation       30% AST T. Rowe Price Asset Allocation       20% AST CLS Moderate Asset Allocation
35% AST Balanced Asset Allocation            20% AST CLS Moderate Asset Allocation        35% AST Schroders Multi-Asset World
25% AST First Trust Balanced Target          15% AST Schroders Global Tactical                Strategies
                                             10% AST First Trust Balanced Target          30% AST Academic Strategies Asset
                                             25% AST Advanced Strategies                      Allocation
                                                                                          15% AST J.P. Morgan Strategic
                                                                                              Opportunities


[_] COMBINATION 7                            [_] COMBINATION 8                            [_] COMBINATION 9
30% AST T. Rowe Price Asset Allocation       50% AST Preservation Asset Allocation        25% AST Preservation Asset Allocation
70% AST Preservation Asset Allocation        20% AST Horizon Moderate Asset Allocation    75% AST J.P. Morgan Strategic
                                             30% AST J.P. Morgan Strategic Opportunities      Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                  TACTICAL                                     ALTERNATIVE
[____] AST Balanced Asset Allocation         [____] AST CLS Moderate Asset Allocation     [____] AST Academic Strategies Asset
[____] AST Capital Growth Asset Allocation   [____] AST Horizon Moderate Asset                   Allocation
[____] AST FI Pyramis(R) Asset Allocation           Allocation                            [____] AST Advanced Strategies
[____] AST Franklin Templeton Founding       [____] AST J.P. Morgan Global Thematic       [____] AST BlackRock Global Strategies
       Funds Allocation                      [____] AST Schroders Global Tactical         [____] AST J.P. Morgan Strategic
[____] AST New Discovery Asset Allocation    QUANTITATIVE                                        Opportunities
[____] AST Preservation Asset Allocation     [____] AST First Trust Balanced Target       [____] AST Schroders Multi-Asset World
[____] AST T. Rowe Price Asset Allocation    [____] AST First Trust Capital                      Strategies
                                                    Appreciation Target                   [____] AST Wellington Management Hedged
                                                                                                 Equity

                                                                                                     BOX 2 TOTAL [____] %

BOX 3 | BOND PORTFOLIOS %

[____] AST Lord Abbett Core Fixed Income     [____] AST Prudential Core Bond
[____] AST Neuberger Berman Core Bond        [____] AST Western Asset Core Plus Bond
[____] AST PIMCO Total Return Bond                                                                   BOX 3 TOTAL [____] %

                                                                                                                        (Continued)

PRVA-APP(7/12)NY                                                                                        ORD 203732 NY | page 4 of 7
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SECTION 5  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 |ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                          MID-CAP GROWTH                            SMALL-CAP VALUE
[_] AST Goldman Sachs Concentrated        [_] AST Goldman Sachs Mid-Cap Growth      [_] AST Goldman Sachs Small-Cap Value
    Growth                                [_] AST Neuberger Berman Mid-Cap Growth   [_] AST Small-Cap Value
[_] AST Jennison Large-Cap Growth
[_] AST Marsico Capital Growth            MID-CAP VALUE                             INTERNATIONAL EQUITY
[_] AST MFS Growth                        [_] AST Mid-Cap Value                     [_] AST International Growth
[_] AST T. Rowe Price Large-Cap Growth    [_] AST Neuberger Berman / LSV Mid-Cap    [_] AST International Value
                                              Value                                 [_] AST JP Morgan International Equity
LARGE-CAP BLEND                                                                     [_] AST MFS Global Equity
[_] AST QMA US Equity Alpha               FIXED INCOME                              [_] AST Parametric Emerging Markets Equity
                                          [_] AST High Yield                        SPECIALTY PORTFOLIO
LARGE-CAP VALUE                           [_] AST Money Market                      [_] AST Cohen & Steers Realty
[_] AST BlackRock Value                   [_] AST PIMCO Limited Maturity Bond       [_] AST Global Real Estate
[_] AST Goldman Sachs Large-Cap Value     [_] AST T. Rowe Price Global Bond         [_] AST T. Rowe Price Natural Resources
                                          [_] AST Western Asset Emerging Markets
[_] AST Jennison Large-Cap Value              Debt
[_] AST Large-Cap Value                   SMALL-CAP GROWTH
[_] AST MFS Large-Cap Value               [_] AST Federated Aggressive Growth
[_] AST T. Rowe Price Equity Income       [_] AST Small-Cap Growth

                                                                                                    BOX 4 TOTAL [_______] %
__________________________________________________________________________________________________________________________________

                                                                                        CUMULATIVE (TOTAL 100%) [_______] %

SECTION 6  E-DOCUMENTS

By providing my e-mail address below, and my signature in Section 8 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to:account statements,confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to
Prudential's website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential's website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.


E-mail Address |___________________________________________________________________________________________________________________|


SECTION 7  ADDITIONAL INFORMATION

IF NEEDED FOR:   . Special Instructions   . Beneficiaries                   . Contingent Annuitant (for custodial business only)
                 . Annuity Replacement    . Entity Authorized Individuals

|_________________________________________________________________________________________________________________________________|

|_________________________________________________________________________________________________________________________________|

|_________________________________________________________________________________________________________________________________|

|_________________________________________________________________________________________________________________________________|

PRVA-APP(7/12)NY                                                                                      ORD 203732 NY | page 4 of 7


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SECTION 8  OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_] By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
(the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

..    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market;
     and

..    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the
     IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

..    I acknowledge that I have received a current prospectus for this annuity.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 6, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 6 BY ELECTRONIC DELIVERY.

REQUIRED      State where signed   |________________________________|   (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S
                                                                         STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.


SIGN HERE      |_______________________________________________________________|   |___________________-______-__________________|
                 Owner's Signature                                                  Month               Day     Year

TITLE (IF ANY) |_______________________________________________________________|
                 If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.


SIGN HERE      |_______________________________________________________________|   |___________________-______-__________________|
                 Co-Owner's Signature                                               Month               Day     Year


SIGN HERE      |_______________________________________________________________|   |___________________-______-__________________|
                 Annuitant Signature (if different from Owner)                      Month               Day     Year

PRVA-APP(7/12)NY                                                                                       ORD 203732 NY | page 6 of 7
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SECTION 9  FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

  Name (First, Middle, Last)                                                                                 Percentage
                                                                                                                                  %
|__________________________________________________________________________________________________________| |___________________|
  ID Number                                  Telephone Number                            E-mail

|__________________________________________|___________________________________________|_________________________________________|
  Name (First, Middle, Last)                                                                                 Percentage
                                                                                                                                  %
|__________________________________________________________________________________________________________| |___________________|
  ID Number                                  Telephone Number                            E-mail

|__________________________________________|___________________________________________|_________________________________________|

B. BROKER/DEALER

Name |___________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

   [_] Yes [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

    [_] Yes [_] No  If yes, complete and submit the required Regulation 60 paperwork.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey  approved sales material

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY WILL RELY ON THIS STATEMENT.

SIGN HERE      |_______________________________________________________________|   |___________________-_______-__________________|
                Financial Professional Signature                                    Month             Day     Year

SIGN HERE      |_______________________________________________________________|   |___________________-_______-__________________|
                Financial Professional Signature                                    Month            Day     Year

                             |________________________________________________|    |______________________________________|
FOR BROKER/DEALER USE ONLY    Networking No.                                        Annuity No. (If established)

PRVA-APP(7/12)NY                                                                                             ORD 203732 page 7 of 7
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for            IRS CODE 501
explanations of any of the terms used, or contact Pruco Life
with any questions.                                                 Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
ANNUITY COMMENCEMENT DATE                                           exemption covers charitable organizations.

The Annuity Date will be the first day of the month following       TAX REPORTING AND WITHHOLDING STATEMENT
the 95th birthday of the oldest of any Owner, Co-Owner or
Primary Annuitant. If you would like to elect an earlier Annuity    There may be tax implications as a result of certain cash
Date, you may do so once the contract is issued by completing an    distributions, including systematic withdrawals, and the
Annuity Change Form.                                                request(s) (including tax reporting and withholding) cannot be reversed once processed.
BENEFICIARIES
                                                                    Federal and some state laws require that Pruco Life withhold
..    The Owner reserves the right to change the Beneficiary         income tax from certain cash distributions, unless the recipient
     unless the Owner notifies Pruco Life in writing that the       requests that we not withhold. You may not opt out of
     Beneficiary designation is irrevocable.                        withholding unless you have provided Pruco Life with a U.S.
                                                                    residence address and a Social Security Number/ Taxpayer
..    If an Attorney-in-Fact signs the  enrollment, the              Identification Number.
     Attorney-in-Fact may only be designated as a Beneficiary if
     the Power-of-Attorney instrument and the relevant state law    If you request a distribution that is subject to withholding and
     permit it.                                                     do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are
DEATH BENEFIT                                                       for us to withhold tax from such payment.

Death benefit proceeds are payable in equal shares to the           If you elect not to have tax withheld from a distribution or if
surviving Beneficiaries in the appropriate Beneficiary class        the amount of Federal Income Tax withheld is insufficient, you
unless you request otherwise.                                       may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding
The death benefit under Pruco Life becomes payable to the           estimated tax payments are not sufficient. For this purpose you
designated Beneficiary upon first death of any Owner. For           may wish to consult with your tax advisor.
Entity-Owned Annuities, the death benefit is paid upon the death
of the Annuitant unless a Contingent Annuitant has been named.      Some states have enacted State tax withholding. Generally, however, an election out of Federal withholding is an election
You should be aware that currently, federal law does not            out of State withholding.
recognize same sex civil union partners, domestic partners or
same sex spouses as spouses under federal law. Therefore, we        SITUS RULES
cannot permit a same-sex civil union partner, domestic partner
or spouse to continue the annuity within the meaning of the tax     Contracts solicited, signed and issued outside of the client's
law upon the death of the first partner under the annuity's         resident state require that a fully completed Situs Form be
"spousal continuance" provision. Same sex spouses are encouraged    submitted with the application. In the event that the financial
to consult a tax advisor prior to purchasing this annuity.          professional is licensed in both the client's resident state and the state of solicitation, and where the Situs Form criteria is
TRANSACTION CONFIRMATIONS                                           not applicable, the annuity may be issued in the client's
                                                                    resident state. The Additional Information Section of the
We may confirm regularly scheduled transactions, including, but     application should be noted to reflect that the contract should
not limited to, the Annual Maintenance Fee, Premium Based           be issued in the client's resident state and not the state of
Charge, Electronic Fund Transfer, Systematic Withdrawal/            signing.
Required Minimum Distribution/72(t)/72(q) programs, Auto
Rebalancing, and Dollar Cost Averaging in quarterly statements      Please note that all state specific requirements apply to the
instead of confirming those transactions immediately.               state in which the contract is being issued.

E-DOCUMENTS                                                         We may apply certain limitations, restrictions, and/or standards as a condition of our issuance of an Annuity and/or acceptance
If the e-Documents service is elected, the Owner(s) will not        of Purchase Payments.
receive paper documents, unless paper documents are specifically
requested. You must include the e-mail address of the Owner(s)      We have the right to reject this application.
who will be notified by e-mail when documents are available for
viewing on the Prudential Web site. You may update your             Prudential Annuities, Prudential, the Prudential logo and the
subscription information, change your e-mail address, and revoke    Rock symbol are service marks of Prudential Financial, Inc. and
consent or obtain a paper copy of any document by contacting        its related entities.
ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at
SERVICE@PRUDENTIAL.COM. The availability of certain e-Documents may be subject to change. Pruco Life will notify you regarding
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